Exhibit 10.1

SEVENTH AMENDMENT AND CONSENT TO CREDIT AGREEMENT


                  THIS SEVENTH AMENDMENT AND CONSENT (this "Amendment"), to the Credit Agreement dated as of October 23, 1996, among CENTRAL PRODUCTS COMPANY, a Delaware corporation ("Central"), SPINNAKER COATING, INC., a Delaware corporation formerly known as Brown-Bridge Industries, Inc. ("Coating"), SPINNAKER COATING-MAINE, INC., a Delaware corporation ("SCM"), ENTOLETER, INC., a Delaware corporation ("Entoleter" and, together with Central, Coating and SCM, the "Borrowers"), SPINNAKER INDUSTRIES, INC., a Delaware corporation (the "Guarantor" and, together with the Borrowers, the "Credit Parties"), each of the financial institutions from time to time parties thereto, as lenders (the "Lenders"), BT COMMERCIAL CORPORATION, as agent (in such capacity, the "Agent") for the Lenders, TRANSAMERICA BUSINESS CREDIT CORPORATION, as collateral agent (in such capacity, the "Collateral Agent"), and BANKERS TRUST COMPANY, as issuing bank (the "Issuing Bank"), is made as of June 30, 1998 among the Borrowers, the Guarantor, the Agent, the Collateral Agent, the Issuing Bank and the Lenders.


                              W I T N E S S E T H :


                  WHEREAS, the Borrowers, the Guarantor, the Lenders, the Agent, the Collateral Agent and the Issuing Bank are parties to the Credit Agreement, dated as of October 23, 1996 (as amended by the First Amendment dated as of December 31, 1996, the Second Amendment dated as of March 31, 1997, the Third Amendment dated as of September 30, 1997, the Fourth Amendment dated as of December 31, 1997, the Fifth Amendment dated as of March 17, 1998 and the Sixth Amendment dated as of March 17, 1998 and as the same may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement unless otherwise defined herein); and

                  WHEREAS, the Guarantor intends to form Spinnaker Electrical Tape Company, a Delaware corporation and an Unrestricted Subsidiary ("Electrical Tape"), to acquire substantially all of the assets of the electrical tape business of tesa tape, inc. ("tesa") pursuant to an Asset and Operations Purchase Agreement dated as of June 19, 1998 (the "Tesa Purchase Agreement") between tesa and Electrical Tape (as assignee of the Guarantor);

                  WHEREAS, the Borrowers and the Guarantor have requested the Lenders to permit (a) the Borrowers to apply the proceeds of a $2,000,000 Revolving Loan to pay a cash dividend to the Guarantor, (b) the Guarantor to immediately apply the proceeds of such dividend to make a capital contribution to Electrical Tape, (c) the Guarantor to issue to tesa shares of common stock of the Guarantor to pay up to $4,500,000 of the purchase price under the Tesa Purchase Agreement and (d) the Guarantor to issue to tesa additional shares of common stock of the Guarantor to the extent necessary to make payments-in-kind of principal and interest under the Nonnegotiable Subordinated Promissory made by Electrical Tape in favor of tesa (collectively, the "Tape Investment");

                  WHEREAS, the Lenders are willing to consent to the Tape Investment, but only on the terms and subject to the conditions set forth herein;

                  NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the parties hereto hereby agree as follows:

                  SECTION 1. AMENDMENTS TO CREDIT AGREEMENT. Effective as of the date hereof, but subject to the satisfaction of the conditions precedent set forth in Section 3, the Credit Agreement is hereby amended as follows:

                  (a) Section 1.1 of the Credit Agreement is amended by inserting the following definitions in their proper alphabetical order:

                           "'Consolidated Fixed Charge Coverage Ratio' means with respect to the Guarantor and its Restricted Subsidiaries for any period, the ratio of (X) (i) EBITDA for such period, less (ii) all Capital Expenditures paid or payable by such Persons during such period (other than Capital Expenditures financed with (A) the proceeds of Indebtedness permitted hereunder and (B) the Equity Proceeds Amount), to (Y)
                           (i) scheduled principal amounts of all Indebtedness paid or payable by such Person in such period, whether or not such payments are actually made (other than (A) payments on the Line of Credit which do not permanently reduce the Commitments, (B) payments under the SDW Subordinated Note and (C) payments made under the Tesa Note solely in shares of common stock of the Guarantor), plus (ii) all interest and fees for the use of money or the availability of money, including commitment, facility and like fees and charges upon Indebtedness (including Indebtedness to the Lenders) payable by such Persons during such period whether or not such interest or fees are actually paid, but excluding the amortization of deferred financing fees incurred and/or paid between October 1996 and July 28, 1998, plus (iii) all loans and Investments made by such Persons in or to any other Person made during such period (other than (A) Investments financed with the Equity Proceeds Amount and (B) Investments made with shares of common stock of the Guarantor), plus (iv) all cash dividends paid or declared by the Guarantor during such period, regardless of whether or when such dividends are actually paid, plus (v) all cash taxes paid or payable by such Persons during such period."

                           "'Electrical Tape' means Spinnaker Electrical Tape
                  Company, a Delaware corporation and an Unrestricted
                  Subsidiary."

                           "'Tesa Note' means the nonnegotiable subordinated
                  promissory note dated July 30, 1998 made by Electrical Tape in favor of tesa tape, Inc., as amended, supplemented or otherwise modified from time to time."

                  (b)      The definition of "Brown Line of Credit" in Section
                           1.1 of the Credit Agreement is amended by deleting "$20,000,000" and substituting therefor "$24,000,000".

                  (c)      The definition of "Central Line of Credit" in Section
                           1.1 of the Credit Agreement is amended by deleting "$20,000,000" and substituting therefor "$22,000,000".

                  (d)      The definition of "Entoleter Line of Credit" in
                           Section 1.1 of the Credit Agreement is amended by deleting "$5,000,000" and substituting therefor "$1,000,000".

                  (e) The definition of "SCM Line of Credit" in Section 1.1 of the Credit Agreement is amended by deleting "$15,00,000" and substituting therefor "13,000,000".

                  (f) Section 7.2(g) of the Credit Agreement is amended by adding at the end thereof the following new sentence:
                           "The Credit Parties will not, nor will they permit any of their Restricted Subsidiaries to, sell any goods or render any services to Electrical Tape on credit terms (it being understood that Electrical Tape shall pay for any such goods or services immediately upon its receipt thereof)."

                  (g)      Section 7.2(r) of the Credit Agreement is amended by
                           (i) deleting "6,000,000" from the second place it appears and substituting therefor "$5,000,000" and
                           (ii) deleting the proviso in clause (i) of such Section and substituting therefor the following:

                           "provided, however, that for any six-month period commencing with the six-month period ending June 30, 1997 (excluding the six-month period ending June 30, 1999), the Base Amount set forth above may be increased by carrying over to any such six-month period any portion of the Base Amount not spent in the immediately preceding six-month period (but not in any period prior thereto); and"

                  (h) Section 7.2(s) of the Credit Agreement is amended and restated as follows:

                           "(s) Minimum Consolidated Net Worth. The Credit Parties will not, on the last day of each fiscal quarter set forth below, permit Consolidated Net Worth to be less than the amount set forth below opposite such quarter:

                          Fiscal Quarter Ended                          Amount
                          --------------------                          ------
                    June 30, 1998                                     $7,300,000
                    September 30, 1998                                 7,974,000
                    December 31, 1998                                  8,986,000
                    March 31, 1999                                     8,986,000
                    June 30, 1999                                      8,986,000
                    September 30, 1999                                 8,986,000
                    December 31, 1999                                  9,149,000
                    March 31, 2000                                     9,149,000
                    June 30, 2000                                      9,234,000
                    September 30, 2000                                 9,320,000
                    December 31, 2000                                  9,832,000
                    March 31, 2001                                     9,832,000
                    June 30, 2001                                     10,167,000
                    September 30, 2001                                10,501,000
                    December 31, 2001                                 11,292,000


                  (i)      Section 7.2(u) of the Credit Agreement is amended by
                           (i) deleting "(U) Minimum Consolidated Interest Coverage Ratio." and substituting therefor "(U) Minimum Consolidated Interest Coverage Ratio; Minimum Consolidated Fixed Charge Coverage Ratio. (i)" and
                           (ii) adding the following at the end of such Section:

                  "(ii) The Credit Parties will not permit Consolidated Fixed Charge Coverage Ratio, for each fiscal period set forth below, to be less than the ratio set forth below opposite such period:

                    Period                                                        Ratio
                    ------                                                        -----
                    July 1, 1998 through September 30, 1998                       1.0:1.0

                    July 1, 1998 through December 31, 1998                        1.0:1.0

                    July 1, 1998 through March 31, 1999                           1.0:1.0

                    four fiscal quarters ended each June 30, September 30,        1.0:1.0"
                    December 31 and March 31 thereafter

                  (j) Exhibit M to the Credit Agreement is amended and restated in the form of Annex I hereto.

                  SECTION 2. CONSENT. Effective as of the date hereof, but subject to the satisfaction of the conditions precedent set forth in Section 3, the Agent and the Lenders hereby consent to the Tape Investment.

                  SECTION 3. EFFECTIVENESS; CONDITIONS PRECEDENT This Amendment shall become effective upon the satisfaction of each of the following conditions precedent, only if the Agent receives each of the following on or before August 31, 1998, each in form and substance satisfactory to the Agent and the Collateral Agent:

                  (a) counterparts of this Amendment, duly executed by each of the Credit Parties, the Issuing Bank, the Agent, the collateral Agent and the Lenders;

                  (b) Certified copies of the resolutions of the respective Board of Directors of the Guarantor, Central and Coating approving this Amendment and the transactions contemplated hereby.

                  (c) An opinion of Haynes and Boone, counsel for the Guarantor, to the effect that the transactions contemplated hereby do not conflict with or constitute a default under any of the Senior Note Documents.

                  (d) Evidence that the transactions contemplated by the Tesa Purchase Agreement have closed (or will close contemporaneously with the effectiveness of this Amendment).

                  (e) A certificate signed by a duly authorized officer of the Guarantor certifying that (i) the representations and warranties contained in Section 4 hereof are true and correct on and as of the date of such certificate as though made on and as of such date, (ii) the representations and warranties contained in Section
                           6.1 of the Credit Agreement are true and correct on and as of the date of such certificate as though made on and as of such date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct on and as of such earlier date), (iii) no Default or Event of Default has occurred and is continuing and (iv) no holder of any Indebtedness of Electrical Tape or any of its Subsidiaries has or will have any recourse to any of the assets of the Guarantor or any of its Restricted Subsidiaries with respect to such Indebtedness.

                  (f) Revolving Notes, substantially in the form of Exhibit A, duly executed by Central in favor of each Lender.

                  (g) Revolving Notes, substantially in the form of Exhibit B, duly executed by Coating in favor of each Lender.

                  (h) Revolving Notes, substantially in the form of Exhibit C, duly executed by SCM in favor of each Lender.

                  (i) Revolving Notes, substantially in the form of Exhibit D, duly executed by Entoleter in favor of each Lender.

                  SECTION 4. REPRESENTATIONS AND WARRANTIES OF THE CREDIT PARTIES. Each of the Credit Parties represents and warrants as follows:

                  (a) The execution, delivery and performance by such Credit Party of this Amendment and the documents delivered in connection herewith to which such Credit Party is a party (i) are within such Credit Party's corporate powers and authority, have been duly authorized by all necessary corporate action and do not contravene (A) such Credit Party's Governing Documents, (B) any Requirement of Law applicable to it or any of its properties or (C) any franchise, license, permit, indenture, contract, lease, agreement, instrument or other commitment to which it is a party or by which it or any of its properties are bound, (ii) will not result in a Default or an Event of Default and (iii) will not result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by such Credit Party (other than Liens permitted by the Credit Agreement).

                  (b) This Amendment and the documents delivered in connection herewith to which such Credit Party is a party constitute the legal, valid and binding obligations of such Credit Party enforceable against such Credit Party in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency or similar laws affecting creditor's rights generally and general principles of equity.

                  (c) There is no pending or, to the best of its knowledge, threatened litigation, proceeding, inquiry or other action seeking an injunction or other restraining order, damages or other relief with respect to the transactions contemplated by this Amendment, the Tesa Purchase Agreement or the transactions contemplated hereby and thereby or any Credit Party's other business activities.

                  (d) Since March 31, 1998 there has occurred no material adverse change in the financial condition, operations, assets or prospects of the Credit Parties.

                  SECTION 5.  REFERENCE TO AND EFFECT ON THE CREDIT DOCUMENTS.

                  (a) Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to (i) "this Agreement," "hereunder," "hereof," "herein" and words of like import, and such words or words of like import in each reference in the Credit Documents, shall mean and be a reference to the Credit Agreement as amended hereby.

                  (b) Except as specifically amended hereby, all of the terms and provisions of the Credit Agreement shall remain in full force and effect and are hereby ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment to or a waiver of any right, power or remedy of the Agent or the Lenders under any of the Credit Documents, or constitute an amendment to or a waiver of any provision of any of the Credit Documents.

                  (d) This Amendment shall be deemed to be a Credit Document for all purposes.

                  SECTION 6. EXECUTION IN COUNTERPARTS; ETC. This Amendment may be executed in counterparts each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. This Amendment and each of the other documents delivered in connection herewith may be executed and delivered by telecopier with the same force and effect as if the same was a fully executed and delivered original manual counterpart.

                  SECTION 7. EXPENSES. The Borrowers shall, jointly and severally, pay for all of the reasonable costs and expenses incurred by the Agent and the Collateral Agent in connection with the transaction contemplated by this Amendment, including, without limitation, the reasonable fees and expenses of counsel to the Agent.

                  SECTION 8. GOVERNING LAW. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

                  [Remainder of page intentionally left blank]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

                            BORROWERS
                            ---------

                            CENTRAL PRODUCTS COMPANY



                            By: /s/ M.R. Matteson
                               ----------------------------------
                             Name: M.R. Matteson
                             Title: Vice President

                            SPINNAKER COATING, INC.,
                            formerly known as
                            BROWN-BRIDGE INDUSTRIES, INC.



                            By: /s/ M.R. Matteson
                               ----------------------------------
                             Name: M.R. Matteson
                             Title: Vice President

                            ENTOLETER, INC.



                            By: /s/ M.R. Matteson
                               ----------------------------------
                             Name: M.R. Matteson
                             Title: Vice President

                            SPINNAKER COATING-MAINE, INC.



                            By: /s/ M.R. Matteson
                               ----------------------------------
                             Name: M.R. Matteson
                             Title: Vice President

                            GUARANTOR
                            ---------

                            SPINNAKER INDUSTRIES, INC.



                            By: /s/ M.R. Matteson
                               ----------------------------------
                             Name: M.R. Matteson
                             Title: Vice President, Corporate Development

                      [Signature page to Seventh Amendment]

                            AGENT
                            -----

                            BT COMMERCIAL CORPORATION, as Agent



                            By: /s/ F.A. Chiovari
                               ----------------------------------
                             Name: F.A. Chiovari
                             Title: Vice President

                            COLLATERAL AGENT
                            ----------------

                            TRANSAMERICA BUSINESS CREDIT CORPORATION, as
                            Collateral Agent



                            By: /s/ R.L. Heinz
                               ----------------------------------
                             Name: R.L. Heinz
                             Title: Division Credit Manager

                            ISSUING BANK
                            ------------

                            BANKERS TRUST COMPANY, as Issuing Bank



                            By: /s/ F.A. Chiovari
                               ----------------------------------
                             Name: F.A. Chiovari
                             Title: Vice President

                            LENDERS
                            -------

                            BT COMMERCIAL CORPORATION



                            By: /s/ F.A. Chiovari
                               ----------------------------------
                             Name: F.A. Chiovari
                             Title: Vice President

                            TRANSAMERICA BUSINESS CREDIT CORPORATION



                            By: /s/ R.L. Heinz
                               ----------------------------------
                             Name: R.L. Heinz
                             Title: Division Credit Manager

                      [Signature page to Seventh Amendment]